SECURITIES AND EXCHANGE COMMISSION

                      WASHINGTON, DC  20549

                      _____________________

                            FORM 8-K

                         CURRENT REPORT
                 PURSUANT TO SECTION 13 OR 15(d)
             OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  April 29, 1997

                    RESURGENCE PROPERTIES INC.
       (Exact Name of Registrant as Specified in Charter)


        Maryland                 0-24740            13-3757163
(State or Other Jurisdiction   (Commission        (IRS Employer
   of Incorporation)           File Number)    Identification No.)


       411 West Putnam Avenue, Greenwich, CT        06830
      (Address of Principal Executive Offices)   (Zip Code)

Registrant's telephone number, including area code:(203) 862-7000


  (Former Name or Former Address, if Changed Since Last Report)

Item 5.   Other Events.

		On April 29, 1997, the Board of Directors of Resurgence Properties Inc. (the "Company") approved a plan of complete liquidation and dissolution of the Company for submission to its shareholders for their approval.

            The complete text of the press release issued by the Company is attached hereto as an exhibit and is hereby incorporated by reference in its entirety to this item.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

          c.   Exhibits

               99.1  Press Release, dated April 29, 1997

                           SIGNATURES

          Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        RESURGENCE PROPERTIES INC.



Dated:  April 30, 1997                  By:  /s/ Jay L. Maymudes
                                        Name:   Jay L. Maymudes
                                        Title:  Vice President, Chief
                                                Financial Officer and
                                                Secretary